SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 2003


                         SCIENCE DYNAMICS CORPORATION
              (Exact name of registrant as specified in charter)

        Delaware                0-10690                22-2011859
      (State or other        (Commission              (IRS Employer
       jurisdiction          File Number)            Identification No.)
      of incorporation)


                      2059 Springdale Road, Suite 100
                      Cherry Hill, New Jersey  08003
                 (Address of principal executive offices)


Registrant's telephone number, including area code (856)424-0068

                                      FORM 8-K


ITEM 2.  Acquisition or Disposition of Assets.

On March 31, 2003, the Company through its newly formed majority owned subsidiary M3 Acquisition Corp., acquired certain business assets and assumed certain liabilities of Modern Mass Media, Inc. (MMM), a privately held company based in Florham Park, NJ. Modern Mass Media, Inc. is in the business of providing audio/video technology that includes consultation, custom engineering, facility design, audio/visual products, installation, testing, user training and repair service.

A copy of such press release is attached to this Form 8-K as Exhibit 99.01

Financing was provided by our continous relationship with Laurus Master
Fund Ltd.

A Form 8-K/A will be filed in sixty days (60) which will contain audited financials and other financial information involved in this transaction.




ITEM 7.  Financial Statements and Exhibits.

     a.  None

     b.  None

     c.  Exhibits

         Exhibit 99.01 Press Release
         Exhibit 99.02 Purchase agreement between M3 ACQUISITION CORP.
                       ("M3" or "Buyer") A subsidiary of Science
                       Dynamics Corporation ("SDC") and
                       Modern Mass Media, Inc. ("MMM" or "Seller")
         Exhibit 99.03 Employment Agreement with Chip Del Coro

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SCIENCE DYNAMICS CORPORATION


BY:    /s/ Alan C. Bashforth
       ---------------------
       CEO/President

DATED: April 15, 2003
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